United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 6, 2004



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           Delaware                    1-10521                   95-2568550
--------------------------------  --------------------     ---------------------
  (State or other jurisdiction     (Commission file            (IRS employer
        of incorporation)               number)              identification no.)



City National Center
400 North Roxbury Drive, Beverly Hills, California              90210
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      (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code           (310) 888-6000
                                                            ----------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release dated July 6, 2004 announcing the naming of Christopher J. Carey as Executive Vice President and Chief Financial Officer of both City National Corporation and City National Bank effective this date.



Item 9. REGULATION FD DISCLOSURE.

               On July 6, 2004, City National Corporation issued a press release naming Christopher J. Carey as Executive Vice President and Chief Financial Officer of both City National Corporation and City National Bank effective this date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 9 (Regulation FD Disclosure) of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CITY NATIONAL CORPORATION

July 6, 2004                                   /s/   Stephen D. McAvoy
                                               ---------------------------------
                                               Stephen D. McAvoy
                                               Controller
                                               (Authorized Officer and Principal
                                               Accounting Officer)